                           VOTING AGREEMENT AND PROXY

         For the purpose of inducing NR Holdings Limited and NR Investments Limited, each a corporation organized under the laws of the Cayman Islands (together, the "Purchasers"), to enter into a Preferred Stock Purchase Agreement (the "Purchase Agreement") with NationsRent, Inc., a Delaware corporation ("NRI"), pursuant to which NRI will agree to issue to the Purchasers, and the Purchasers will agree to purchase from NRI, subject to the conditions set forth therein, an aggregate of 100,000 shares of Series A Convertible Preferred Stock, par value $.01 per share, of NRI for an aggregate purchase price of $100 million, the undersigned stockholder of NRI:

         (a) hereby agrees with the Purchasers that, at any meeting of NRI's stockholders called for the purpose of acting upon approval of the transaction contemplated by the Purchase Agreement (the "Transaction"), and at any adjournment or postponement thereof, or in connection with any written consent of NRI's stockholders in lieu of such a meeting, the undersigned will vote all shares of capital stock of NRI owned or controlled by the undersigned, whether now owned or controlled or hereafter acquired or controlled (the "Shares"), in favor of approval of the Transaction; and

         (b) hereby appoints Christopher J. O'Brien and Charles J. Philippin, and each of them, as the proxy of the undersigned, each with full power of substitution, to vote all of the Shares on behalf of the undersigned at any meeting of stockholders of NRI called for the purpose of acting upon the Transaction, and at any adjournment or postponement thereof, with the same force and effect as such vote would have if the undersigned were personally present at such meeting, in favor of approval of the Transaction. This proxy, being coupled with an interest, is irrevocable.

         The undersigned agrees that in connection with any transfer of any of the Shares by the undersigned, it will obtain from the transferee and deliver to the Purchasers an executed Voting Agreement and Proxy in the form hereof. The undersigned acknowledges that NRI has agreed not to permit any such transfer unless the undersigned has complied with the foregoing requirements. This Agreement shall terminate and the proxy granted hereby shall expire upon the earlier of (a) termination of the Purchase Agreement in accordance with its terms or (b) the consummation of the Second Closing (as defined in the Purchase Agreement).

         IN WITNESS WHEREOF, the undersigned has executed this as of this 20th day of July, 1999.



                                         The 1997 Roy L. and Ellen M. O'Neal
                                         Irrevocable Trust for Don R. O'Neal



                                         /s/ Don R. O'Neal
                                         --------------------------------------
                                         Don R. O'Neal, as Trustee

                           VOTING AGREEMENT AND PROXY

         For the purpose of inducing NR Holdings Limited and NR Investments Limited, each a corporation organized under the laws of the Cayman Islands (together, the "Purchasers"), to enter into a Preferred Stock Purchase Agreement (the "Purchase Agreement") with NationsRent, Inc., a Delaware corporation ("NRI"), pursuant to which NRI will agree to issue to the Purchasers, and the Purchasers will agree to purchase from NRI, subject to the conditions set forth therein, an aggregate of 100,000 shares of Series A Convertible Preferred Stock, par value $.01 per share, of NRI for an aggregate purchase price of $100 million, the undersigned stockholder of NRI:

         (a) hereby agrees with the Purchasers that, at any meeting of NRI's stockholders called for the purpose of acting upon approval of the transaction contemplated by the Purchase Agreement (the "Transaction"), and at any adjournment or postponement thereof, or in connection with any written consent of NRI's stockholders in lieu of such a meeting, the undersigned will vote all shares of capital stock of NRI owned or controlled by the undersigned, whether now owned or controlled or hereafter acquired or controlled (the "Shares"), in favor of approval of the Transaction; and

         (b) hereby appoints Christopher J. O'Brien and Charles J. Philippin, and each of them, as the proxy of the undersigned, each with full power of substitution, to vote all of the Shares on behalf of the undersigned at any meeting of stockholders of NRI called for the purpose of acting upon the Transaction, and at any adjournment or postponement thereof, with the same force and effect as such vote would have if the undersigned were personally present at such meeting, in favor of approval of the Transaction. This proxy, being coupled with an interest, is irrevocable.

         The undersigned agrees that in connection with any transfer of any of the Shares by the undersigned, it will obtain from the transferee and deliver to the Purchasers an executed Voting Agreement and Proxy in the form hereof. The undersigned acknowledges that NRI has agreed not to permit any such transfer unless the undersigned has complied with the foregoing requirements. This Agreement shall terminate and the proxy granted hereby shall expire upon the earlier of (a) termination of the Purchase Agreement in accordance with its terms or (b) the consummation of the Second Closing (as defined in the Purchase Agreement).

         IN WITNESS WHEREOF, the undersigned has executed this as of this 20th day of July, 1999.





                                         /s/ Don R. O'Neal
                                         --------------------------------------
                                         Don R. O'Neal, as Trustee

                           VOTING AGREEMENT AND PROXY

         For the purpose of inducing NR Holdings Limited and NR Investments Limited, each a corporation organized under the laws of the Cayman Islands (together, the "Purchasers"), to enter into a Preferred Stock Purchase Agreement (the "Purchase Agreement") with NationsRent, Inc., a Delaware corporation ("NRI"), pursuant to which NRI will agree to issue to the Purchasers, and the Purchasers will agree to purchase from NRI, subject to the conditions set forth therein, an aggregate of 100,000 shares of Series A Convertible Preferred Stock, par value $.01 per share, of NRI for an aggregate purchase price of $100 million, the undersigned stockholder of NRI:

         (a) hereby agrees with the Purchasers that, at any meeting of NRI's stockholders called for the purpose of acting upon approval of the transaction contemplated by the Purchase Agreement (the "Transaction"), and at any adjournment or postponement thereof, or in connection with any written consent of NRI's stockholders in lieu of such a meeting, the undersigned will vote all shares of capital stock of NRI owned or controlled by the undersigned, whether now owned or controlled or hereafter acquired or controlled (the "Shares"), in favor of approval of the Transaction; and

         (b) hereby appoints Christopher J. O'Brien and Charles J. Philippin, and each of them, as the proxy of the undersigned, each with full power of substitution, to vote all of the Shares on behalf of the undersigned at any meeting of stockholders of NRI called for the purpose of acting upon the Transaction, and at any adjournment or postponement thereof, with the same force and effect as such vote would have if the undersigned were personally present at such meeting, in favor of approval of the Transaction. This proxy, being coupled with an interest, is irrevocable.

         The undersigned agrees that in connection with any transfer of any of the Shares by the undersigned, it will obtain from the transferee and deliver to the Purchasers an executed Voting Agreement and Proxy in the form hereof. The undersigned acknowledges that NRI has agreed not to permit any such transfer unless the undersigned has complied with the foregoing requirements. This Agreement shall terminate and the proxy granted hereby shall expire upon the earlier of (a) termination of the Purchase Agreement in accordance with its terms or (b) the consummation of the Second Closing (as defined in the Purchase Agreement).

         IN WITNESS WHEREOF, the undersigned has executed this as of this 20th day of July, 1999.



                                    Kirk Holdings Limited Partnership,
                                    a Nevada limited partnership


                                    By: Kirk Holdings, Inc., as general partner


                                        By: /s/ James L. Kirk
                                            -----------------------------------
                                            James L. Kirk
                                            President, Treasurer and Secretary

                           VOTING AGREEMENT AND PROXY

         For the purpose of inducing NR Holdings Limited and NR Investments Limited, each a corporation organized under the laws of the Cayman Islands (together, the "Purchasers"), to enter into a Preferred Stock Purchase Agreement (the "Purchase Agreement") with NationsRent, Inc., a Delaware corporation ("NRI"), pursuant to which NRI will agree to issue to the Purchasers, and the Purchasers will agree to purchase from NRI, subject to the conditions set forth therein, an aggregate of 100,000 shares of Series A Convertible Preferred Stock, par value $.01 per share, of NRI for an aggregate purchase price of $100 million, the undersigned stockholder of NRI:

         (a) hereby agrees with the Purchasers that, at any meeting of NRI's stockholders called for the purpose of acting upon approval of the transaction contemplated by the Purchase Agreement (the "Transaction"), and at any adjournment or postponement thereof, or in connection with any written consent of NRI's stockholders in lieu of such a meeting, the undersigned will vote all shares of capital stock of NRI owned or controlled by the undersigned, whether now owned or controlled or hereafter acquired or controlled (the "Shares"), in favor of approval of the Transaction; and

         (b) hereby appoints Christopher J. O'Brien and Charles J. Philippin, and each of them, as the proxy of the undersigned, each with full power of substitution, to vote all of the Shares on behalf of the undersigned at any meeting of stockholders of NRI called for the purpose of acting upon the Transaction, and at any adjournment or postponement thereof, with the same force and effect as such vote would have if the undersigned were personally present at such meeting, in favor of approval of the Transaction. This proxy, being coupled with an interest, is irrevocable.

         The undersigned agrees that in connection with any transfer of any of the Shares by the undersigned, it will obtain from the transferee and deliver to the Purchasers an executed Voting Agreement and Proxy in the form hereof. The undersigned acknowledges that NRI has agreed not to permit any such transfer unless the undersigned has complied with the foregoing requirements. This Agreement shall terminate and the proxy granted hereby shall expire upon the earlier of (a) termination of the Purchase Agreement in accordance with its terms or (b) the consummation of the Second Closing (as defined in the Purchase Agreement).

         IN WITNESS WHEREOF, the undersigned has executed this as of this 20th day of July, 1999.





                                         /s/ James L. Kirk
                                         --------------------------------------
                                         James L. Kirk

                           VOTING AGREEMENT AND PROXY

         For the purpose of inducing NR Holdings Limited and NR Investments Limited, each a corporation organized under the laws of the Cayman Islands (together, the "Purchasers"), to enter into a Preferred Stock Purchase Agreement (the "Purchase Agreement") with NationsRent, Inc., a Delaware corporation ("NRI"), pursuant to which NRI will agree to issue to the Purchasers, and the Purchasers will agree to purchase from NRI, subject to the conditions set forth therein, an aggregate of 100,000 shares of Series A Convertible Preferred Stock, par value $.01 per share, of NRI for an aggregate purchase price of $100 million, the undersigned stockholder of NRI:

         (a) hereby agrees with the Purchasers that, at any meeting of NRI's stockholders called for the purpose of acting upon approval of the transaction contemplated by the Purchase Agreement (the "Transaction"), and at any adjournment or postponement thereof, or in connection with any written consent of NRI's stockholders in lieu of such a meeting, the undersigned will vote all shares of capital stock of NRI owned or controlled by the undersigned, whether now owned or controlled or hereafter acquired or controlled (the "Shares"), in favor of approval of the Transaction; and

         (b) hereby appoints Christopher J. O'Brien and Charles J. Philippin, and each of them, as the proxy of the undersigned, each with full power of substitution, to vote all of the Shares on behalf of the undersigned at any meeting of stockholders of NRI called for the purpose of acting upon the Transaction, and at any adjournment or postponement thereof, with the same force and effect as such vote would have if the undersigned were personally present at such meeting, in favor of approval of the Transaction. This proxy, being coupled with an interest, is irrevocable.

         The undersigned agrees that in connection with any transfer of any of the Shares by the undersigned, it will obtain from the transferee and deliver to the Purchasers an executed Voting Agreement and Proxy in the form hereof. The undersigned acknowledges that NRI has agreed not to permit any such transfer unless the undersigned has complied with the foregoing requirements. This Agreement shall terminate and the proxy granted hereby shall expire upon the earlier of (a) termination of the Purchase Agreement in accordance with its terms or (b) the consummation of the Second Closing (as defined in the Purchase Agreement).

         IN WITNESS WHEREOF, the undersigned has executed this as of this 20th day of July, 1999.



                              Huizenga Investments Limited Partnership

                              By: Huizenga Investments, Inc., as general partner



                                  By: /s/ Chris V. Branden
                                      -----------------------------------------
                                      Chris V. Branden, Treasurer

                           VOTING AGREEMENT AND PROXY

         For the purpose of inducing NR Holdings Limited and NR Investments Limited, each a corporation organized under the laws of the Cayman Islands (together, the "Purchasers"), to enter into a Preferred Stock Purchase Agreement (the "Purchase Agreement") with NationsRent, Inc., a Delaware corporation ("NRI"), pursuant to which NRI will agree to issue to the Purchasers, and the Purchasers will agree to purchase from NRI, subject to the conditions set forth therein, an aggregate of 100,000 shares of Series A Convertible Preferred Stock, par value $.01 per share, of NRI for an aggregate purchase price of $100 million, the undersigned stockholder of NRI:

         (a) hereby agrees with the Purchasers that, at any meeting of NRI's stockholders called for the purpose of acting upon approval of the transaction contemplated by the Purchase Agreement (the "Transaction"), and at any adjournment or postponement thereof, or in connection with any written consent of NRI's stockholders in lieu of such a meeting, the undersigned will vote all shares of capital stock of NRI owned or controlled by the undersigned, whether now owned or controlled or hereafter acquired or controlled (the "Shares"), in favor of approval of the Transaction; and

         (b) hereby appoints Christopher J. O'Brien and Charles J. Philippin, and each of them, as the proxy of the undersigned, each with full power of substitution, to vote all of the Shares on behalf of the undersigned at any meeting of stockholders of NRI called for the purpose of acting upon the Transaction, and at any adjournment or postponement thereof, with the same force and effect as such vote would have if the undersigned were personally present at such meeting, in favor of approval of the Transaction. This proxy, being coupled with an interest, is irrevocable.

         The undersigned agrees that in connection with any transfer of any of the Shares by the undersigned, it will obtain from the transferee and deliver to the Purchasers an executed Voting Agreement and Proxy in the form hereof. The undersigned acknowledges that NRI has agreed not to permit any such transfer unless the undersigned has complied with the foregoing requirements. This Agreement shall terminate and the proxy granted hereby shall expire upon the earlier of (a) termination of the Purchase Agreement in accordance with its terms or (b) the consummation of the Second Closing (as defined in the Purchase Agreement).

         IN WITNESS WHEREOF, the undersigned has executed this as of this 20th day of July, 1999.



                                         H. Family Investments, Inc.,
                                         a Florida corporation



                                         By: /s/ Chris V. Branden
                                             -----------------------------------
                                             Name:  Chris V. Branden
                                             Title: Vice President